EXHIBIT 10.2
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                      PLEASE READ CAREFULLY BEFORE SIGNING
                      ------------------------------------

                             SUBSCRIPTION AGREEMENT


BCT International, Inc.
3000 N.E. 30th Place
Fort Lauderdale, Florida 33306-1957


                          PURCHASE OF _______ SHARE OF
                   PREFERRED STOCK OF BCT INTERNATIONAL, INC.
                   ------------------------------------------

Gentlemen:

The undersigned (individually or collectively, as the case may be, referred to as "Investor") hereby represents, warrants, covenants and agrees to the following:

1.   Subscription; Offering.  Investor hereby agrees to purchase ______ shares
     ----------------------
(the "Shares") of Series B Convertible Preferred Stock, $1.00 par value (the "Preferred Stock"), of BCT International, Inc. (the "Company") at a price of $1.00 per Share and upon the terms and conditions set forth herein. The purchase price shall be tendered immediately upon execution of this Agreement by Investor. This Agreement shall become effective when it has been executed and delivered, together with the purchase price, by Investor and accepted by the Company. This subscription is made pursuant to a private offering by the Company of up to 2,500,000 shares of Preferred Stock. The net proceeds of the Offering will be used by the Company (i) to pay off some or all of the Company's Series A Convertible Subordinated Debentures due March 31, 1994, the principal amount of which is $1,777,000 as of February 1, 1994, and (ii) to the extent that Offering proceeds remain available after the Debentures are paid in full, for general working capital. A Commission equal to 5% of the gross proceeds of the Offering will be paid to the Company's placement agent, Barber & Bronson, Inc., Fort Lauderdale, Florida ("BBI"), to the extent that such proceeds are procured through BBI. Simultaneous with the issuance of the Shares, Investor shall receive Class B warrants (the "Warrants") to purchase ______ shares of the Company's $.04 par value common stock (the "Common Stock"), representing one Warrant for each 2.25 Shares of Preferred Stock purchased. BBI will also receive a commission equal to 5% of the gross proceeds of the exercise of Warrants by investors procured through BBI. See section 5 below for a description of the Preferred Stock and the Warrants.

2.   Investment Purpose.  Investor hereby represents that the Shares and
     ------------------
Warrants are being acquired solely for his account and for investment purposes only, within the meaning of the Securities Act of 1993 and the rules and regulations thereunder, as amended (the "1933 Act"), and that he has no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person the Shares, the Warrants or any part thereof.

3.   Risk Factors.  Investor understands that his investment in the Shares and
     ------------
Warrants is speculative and involves a high degree of risk. Investor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of investments generally and of his investment in the Shares and Warrants in particular and is ABLE TO BEAR THE ECONOMIC RISK OF THIS INVESTMENT WITH FULL UNDERSTANDING THAT HE MAY LOSE HIS ENTIRE INVESTMENT. In particular, Investor recognizes and understands that:

(a)  Equity Risk.  The Shares are equity, and not debt, instruments, and
     -----------
therefore the Company is not legally required to pay dividends and/or redeem the Shares in the event that, at the time of a scheduled payment, (i) the Company's capital surplus and/or profits are insufficient or (ii) in the good faith judgment of the Company's Board of Directors, the Company has insufficient funds with which to make the payment given the Company's other needs. In the event of a liquidation of the Company, all of the Company's creditors and Senior Preferred Stock holders (see item 3(b) below) must be paid in full before any payments may be made on account of the Shares. Under Delaware law, dividends may be paid only out of the Company's capital surplus or profits from the then current or prior fiscal year, and stock may be redeemed only to the extent that the Company's capital is not impaired and the redemption payment will not impair capital.

(b)  Subordination to Senior Preferred Stock.  Payment of dividends on the
     ---------------------------------------
Preferred Stock as well as redemption payments and payments on liquidation of the Company are subordinate to the prior payment of all amounts due on the Company's $1.00 par value Series A Convertible Preferred Stock, which consists of 810,000 shares (750,000 issued in May 1992 and 60,000 issued in February
1994) bearing a 12% annual dividend payable quarterly, with redemption scheduled for five years from the date of issuance (the Senior Preferred Stock").

(c)  Operating History.  Although the Company has operated profitably since the
     -----------------
beginning of the fiscal year ended February 28, 1993, reversing major losses in the fiscal year ended in February 1992, 1991, respectively, this recent improvement in the Company's operating results may not be indicative of future results. Further, the Company continues to suffer from a shortage of liquidity and working capital due to its growth and other factors, and there can be no assurances that this shortage will be eliminated.

(d)  Control.  The Company's current officers and director own a majority of the
     -------
Company's Common Stock, and, accordingly, for the forseeable future those persons will be able to continue to elect the entire Board of Directors and otherwise control the Company.

(e)  Lack of Public Market for Preferred Stock.  No public trading market is
     -----------------------------------------
expected to develop for the Preferred Stock. The sale, transfer or other disposition of the Preferred Stock or underlying Common Stock and Warrants is substantially restricted and may not be made unless the securities are registered under the 1933 Act unless their resale is exempt therefrom.

(f)  Thin Public Market for Common Stock.  Although the Company's Common Stock
     -----------------------------------
is publicly traded on the NASDAQ Stock Market, the Common Stock historically has registered low trading volume and, consequently, the price of the Common Stock has been quite volatile. Further, pursuant to NASDAQ rules, the Company's Common Stock could be delisted in the event that its equity, stock price or certain other indicators fail to meet minimum NASDAQ standards. A delisting would severely reduce the already limited liquidity of the Common Stock.

4.   Disclosure.  Investor acknowledges that the executive officers and
     ----------
directors of the Company have provided him with access to all material books and records of the Company, including but not limited to all material contracts and accounting records of the Company, and otherwise have provided him with access to such information concerning the Company and its affairs as is necessary in order for him to evaluate the merits and risks of his investment in the Shares and Warrants. Investor also acknowledges that the Company has given him the opportunity to ask questions of and receive answers from the directors and the executive officers of the Company and other persons acting on their behalf concerning the terms and conditions of the offer to him of the Shares and Warrants and to obtain any additional information concerning the Company, to the extent that the directors, executive officers and others possess such information or can acquire it without unreasonable effort or expense so that he can verify the accuracy of the information given to him at the time of the offer and his purchase of the Shares and Warrants. Investor further acknowledges receipt of, and confirms that he has reviewed and understood, the following documents relating to the Company: (i) 1993 Annual Report to Shareholders; (ii) 1993 Form 10-K as filed with the Securities and Exchange Commission; (iii) 1993 annual proxy statement; and (iv) Form 10-Q Reports as filed with the Securities and Exchange Commission for the quarters ended May 31, August 31 and November 30, 1993.

5.   Description of Preferred Stock and Warrants.  Investor understands the
     -------------------------------------------
rights of holders of the Preferred Stock and Warrants, which are set forth in the Certificate of Designations, Preferences and Rights of the Preferred Stock attached hereto as Exhibit "A" and the form of Warrant attached hereto as Exhibit "B" both of which Investor has read and understood. These rights are summarized as follows:

(a)  Dividend Rights.  Holders of shares of Preferred Stock are entitled to
     ---------------
receive, when and as declared by the Company's Board of Directors out of the funds of the Company legally available for the payment of dividends, cash dividends at the rate of $.09 per share (9%) per annum, payable quarterly on the 1st day of each of January, April, July and October. Dividends on the Preferred Stock are cumulative and accrue from the date of original issue. No interest will be paid by the Company on dividends in arrears. No cash dividend may be declared and paid or set apart for payment upon the Company's Common Stock until any past quarterly dividend on the Preferred Stock has been fully paid or declared and set apart for payment.

(b)  Voting Rights.  The Preferred Stock will have no voting rights, except with
     -------------
respect to action affecting the terms or priority of the Preferred Stock, in which case a majority vote of the outstanding Preferred Stock, voting as a class, will be required to approve such action.

(c)  Liquidation Rights.  In the event of a voluntary or involuntary liquidation
     ------------------
of the Company, the holders of Preferred Stock will be entitled to receive $1.00 per share plus all accrued and unpaid dividends before any distribution is made to the holders of the Company's Common Stock or any other class or series of stock ranking junior to the Preferred Stock as to distribution of assets.

(d)  Preemptive Rights.  Holders of Preferred Stock will have no preemptive
     -----------------
right to purchase any securities of the Company.

(e)  Conversion; Redemption.  The Preferred Stock will be convertible into the
     ----------------------
Company's Common Stock at a ratio of 2.25 shares of Preferred Stock for each share of Common Stock (the "Conversion Ratio"). The Company may require conversion at the conversion ratio beginning six months after the date of issuance in the event that the Common Stock's closing bid price or last sale price as reported by NASDAQ is at or above

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$3.50 per share for 20 consecutive trading days.  If the Preferred Stock is not converted within three years of issuance, it shall be redeemed by the Company at a price of $1.00 per share, plus all accrued and unpaid dividends, to the extent that funds are legally available therefor.

(f)  Subordination to Senior Preferred Stock.  No payments (whether dividend,
     ---------------------------------------
redemption or liquidation payments) may be made on account of the Preferred Stock if at the time scheduled for such payments any amount is due but unpaid with respect to the Senior Preferred Stock.

(g)  Warrants.  Each Warrant shall entitle Investor to purchase one share of
     --------
Common Stock for three years from the date of issuance at an exercise price of $3.00 per share. The Warrants may be redeemed by the Company, at its option, beginning six months after the date of issuance, at a price of $.05 each in the event that the Common Stock's closing bid price or last sale price is at or above $3.50 for 20 consecutive trading days.

6.    Restrictions on Transfer.  Investor is aware of the fact that neither the
      ------------------------
Shares nor the Common Stock into which they are convertible (the "Conversion Stock") nor the Warrants or the Common Stock issuable upon their exercise have been registered nor is registration contemplated under the 1933 Act, and accordingly, that such Shares, Warrants and underlying securities must be held until they are subsequently registered under said Act or unless, in the opinion of counsel for the Company, a sale or transfer may be made without registration thereunder. Investor agrees that any certificate evidencing the Shares, Warrants or underlying securities will bear a legend restricting the transfer thereof consistent with the foregoing and that a notation will be made in the records of the Company restricting the transfer thereof consistent with the foregoing.

7.    Private Offering.  Investor acknowledges that neither the Company nor any
      ----------------
person acting on behalf of the Company offered to sell the Shares or Warrants by means of any form of general advertising, including but not limited to media advertising or seminars.

8.    Suitability of Investment.  Investor, after carefully reviewing the merits
      -------------------------
and risks of his proposed investment in the Shares and Warrants, including those risks described in the Disclosure Documents and herein, together with those risks particular to his personal situation, has determined that this investment is suitable for him. Investor has adequate financial resources for an investment of this character, and at this time Investor could bear a complete loss of his investment. Further, Investor will continue to have, after making his investment in the Shares and Warrants, adequate means of providing for his current needs, the needs of those dependent on him, and possible personal contingencies and will have no need to liquidate his investment in the Shares and Warrants for an indefinite period of time. Investor's overall commitment to investments which are not readily marketable is not disproportionate to Investor's net worth.

9.    Unregistered Offering.  Investor understands that the Shares and Warrants
      ---------------------
are not being registered, and the Company has no intention of registering the Shares and Warrants under, the 1933 Act on the basis that the offering of the Shares and Warrants is exempt from registration under the 1933 Act as a "transaction by an issuer not involving any public offering" and that reliance on such exemption is predicated, in part, on Investor's representations and warranties contained in this Subscription Agreement and those of other purchasers of the Shares and Warrants. In the view of the SEC, the statutory basis for the exemption claimed by the Company in connection with the offering of Shares and Warrants would not be present if, notwithstanding Investor's representations and warranties (or the representations and warranties of other subscribers), Investor has (or they have) the intention of acquiring the Shares or Warrants for resale upon the occurrence or nonoccurrence of some predetermined event.

10.   Absence of Official Evaluation.  Investor understands that no federal or
      ------------------------------
state agency has made any findings or determinations as to the fairness of the terms of an investment in the Shares and Warrants nor any recommendation or endorsement of a purchase of the Shares and Warrants.

11.   Residence.  If Investor is an individual, his principal residence is in
      ---------
the country and state or other jurisdiction indicated, and his citizenship is as indicated at Item I.5, page 2, of the Purchaser Questionnaire. If Investor is a corporation, partnership, trust, estate, or other entity, its principal office is in the country and state or other jurisdiction indicated at Item III.4, page 3, of the Purchaser Questionnaire. Investor has no intention of changing his residence, citizenship, or principal office to any other country or state or jurisdiction.

12.   Accpetance.  Investor acknowledges that the Company shall, in its sole
      ----------
discretion, have the right to accept or reject his subscription, in whole or in part, for any reason or for no reason. If Investor's subscription is accepted by the Company, he shall, and he hereby agrees to, execute any and all additional documents necessary in the opinion of the Company to complete his subscription and acquisition of the Shares and Warrants.

13.   Purchaser Questionnaire.  Investor understands that acceptance of his
      -----------------------
subscription is based, in part, on the information set forth in the Purchaser Questionnaire attached hereto. Investor represents that the information set forth in the Purchaser Questionnaire is true, correct, and complete at the date hereof and agrees to notify the Company immediately of any material change in such information. Investor understands that the information furnished in response to such questionnaire is intended to enable the Company to discharge its responsibilities under the private placement exemption of the 1933 Act and certain state securities laws and that the Company will rely upon such information.

Investor understands and agrees that, although the Company will use its best efforts to keep the information provided in the Questionnaire strictly confidential, the Company may present the Questionnaire and the information provided in answers to it to such parties as he may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company is a party, or by which the Company is or may be bound.

14.   Entity as Investor.  If the Investor is a corporation, partnership, trust
      ------------------
or other entity (i) it is
authorized and qualified to make its investment in the Shares and Warrants by the Articles (or Certificate) of Incorporation and Bylaws of the corporation or by the trust or partnership agreement, as the case may be; (ii) it has not been formed for the specific purpose of acquiring an interest in the Shares and Warrants and it has substantial business activities in addition to the investment in the Shares and Warrants; (iii) it has not been in existence for less than 90 days prior to the date hereof; (iv) the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so; and (v) on a consolidated basis, it meets the net worth requirements, as evidenced in its most recent financial statement, for an investment in the Shares and Warrants. An Investor corporation, upon request of the Company or counsel to the Company, shall furnish the Company a true and correct copy of the provisions of the corporation's Articles (or Certificate) of Incorporation or Bylaws, or both, authorizing the corporation to make such investment, and shall supply herewith a copy (certified by the secretary or other authorized officer) of appropriate corporate resolutions authorizing the specific investment. In the case of a trust or partnership, the trustee or managing partner, as the case may be, shall supply herewith a true and correct copy of the provisions of the trust instrument or partnership agreement authorizing the trustee or managing partner to make such investment on behalf of the trust or partnership.

If the Investor is an individual retirement account or annuity, Keogh plan, or pension, profit sharing, retirement, or other employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (a "Plan"), the Investor has so advised the Company by checking the following _______ [check if applicable] and the undersigned's decision to invest in the Shares and Warrants was made by a duly authorized person who is independent of the Company and its affiliates, and who did not receive any advise or recommendation from the Company or its affiliates based upon the particular facts and circumstances of the Plan or its beneficiaries.

15.   Nonreliance.  Investor is not relying on the Company or any of its
      -----------
officers, directors or agents with respect to the tax and/or economic effect if his investment in the Shares and Warrants. Except as set forth in the Disclosure Documents or herein, no representations or warranties have been made to Investor by the Company or any agent, employee or affiliate thereof and in entering into this transaction Investor is not relying upon information other than that contained in the Disclosure Documents or herein and the results of his own independent investigation.

16.   Prohibitions on Cancellation Termination, Revocation, Transferability and
      -------------------------------------------------------------------------
Assignment.  Investor hereby acknowledges and agrees that, except as may be
- ----------
specifically provided herein or by applicable law, he is not entitled to cancel, terminate, or revoke this Subscription Agreement or his subscription set forth herein, and this Subscription Agreement shall survive his death or disability or any assignment of his Shares and Warrants. He further agrees that he may not transfer or assign his rights under this Subscription Agreement, and transferability of the Shares and Warrants will be restricted.

17.   Indemnification of the Company.  Investor agrees to indemnify and hold
      ------------------------------
harmless the Company and its officers, directors, employees, agents, representatives and affiliates against any and all loss, liability, claim, damage, and expenses whatsoever (including, but not limited to, any and all attorneys' fees and expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened, or any claim whatsoever, through all appeals) arising out of or based upon any false representation or warranty by Investor or breach or failure by Investor to comply with any covenant or agreement made by him herein or in any other document furnished by him in connection with his subscription to purchase the Shares and Warrants.

18.   Representation of Florida Resident.  If Investor is a Florida resident, he
      ----------------------------------
agrees as follows: the Shares and Warrants referred to in this Subscription Agreement are being sold to and acquired by him in a transaction exempt from registration under Section 517.061 (11), Florida Statutes. He understands that
                                         ------- --------
the offering of Shares and Warrants has not been registered under said statute and that he has the privilege to void his purchase of the Shares and Warrants within three days after the first tender of consideration is made by him to the Company or within three days after the availability of this privilege is communicated to him, whichever occurs later.

19.   Notification, Discharge, Termination.  Neither this Subscription Agreement
      ------------------------------------
nor any provisions hereof may be modified, discharged, or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge, or termination is sought.

20.   Notices.  Any notice, demand, or other communication that any party hereto
      -------
may be required, or may elect, to give to anyone interested hereunder shall be in writing and shall be sufficiently given if (a) deposited, postage prepaid, in United States mail, registered or certified, return receipt requested, addressed to such address as may be given herein; or (b) delivered personally or by fax at such address.

21.   Separate Signature Pages.  This Subscription Agreement may be executed
      ------------------------
through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

22.   Successors and Assigns.  Except as otherwise provided herein, this
      ----------------------
Subscription Agreement shall be binding upon and inure to the benefit of Investor and his heirs, executors, administrators, successors, legal representatives, and assigns. If Investor is more than one person, the obligations of Investor shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, successors, administrators, legal representatives and assigns.

23.   Survival of Representations, Warranties, Covenants and Agreements.  The
      -----------------------------------------------------------------
representations, warranties, covenants and agreements contained herein shall survive Investor's payment for the Shares, acceptance by the Company of his subscription to purchase the Shares, and the delivery of the Shares and Warrants.

24.   Entire Agreement.  This Subscription Agreement contains the entire
      ----------------
agreement of the parties, and there are no representations, covenants, or other agreements except as stated or referred to herein.

25.   Governing Law.  This Subscription Agreement shall be governed by and
      -------------
construed in accordance with the laws of the State of Florida, both substantive and remedial.

26.   Severability.  If any provision of this Subscription Agreement shall be
      ------------
held to be void or unenforceable under the laws of any jurisdiction governing its construction or enforcement, this Subscription Agreement shall not be void or vitiated thereby, but shall be construed to be in force with the same effect as though such provision were omitted.

27.   Section Headings.  The section headings contained herein are for reference
      ----------------
purposes only and shall not in any way affect the meaning or interpretation of this Subscription Agreement.

28.   Gender.  Whenever (i) the singular or plural number, or (ii) the
      ------
masculine, feminine or neuter gender is used herein, it shall equally include the others and shall apply jointly and severally, where the context so requires.

29.   Subscription Procedure. To subscribe for the Shares the Investor must fill
      ----------------------
in the following blanks and complete, execute and deliver this Subscription Agreement and the following specified documents to the Company:

      a.   Number of Shares purchased:____________________.

      b.   Number of Warrants acquired:___________________.

      c.   Please indicate how to register the Shares and Warrants.

             i._____________________________ investor's name alone.

             ii.____________________________ Tenants in Common.
                (All parties must sign all required documents).

             iii.___________________________ Other  (please indicate)__________.



      d.   The Purchaser Questionnaire must be completed and returned.

      e. A check in the amount of $________, payable to the Company, must be delivered with this completed Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ____ day of ____________, 1994.


ENTITY SUBSCRIBER SIGN HERE:                INDIVIDUAL SUBSCRIBER SIGN HERE:

___________________________________         __________________________________
Name of Subscriber                                     Signature


                                            __________________________________
                                            Name of Subsccriber

By:________________________________         Address:__________________________
___________________________________         __________________________________
Name and Title of Person Signing            __________________________________
                                            Fax No.___________________________

Address:___________________________         Social Security Number
___________________________________         __________________________________
___________________________________
Fax No.____________________________

Tax Indentification Number

____________________________________          __________________________________
                                              Signature of Joint Subscriber (if
                                              purchased as tenants in common,
                                              joint tenants, tenants by the
                                              entirety or community property)



                                              __________________________________
                                              Name of Joint Subscriber

                                              Address:__________________________
                                              __________________________________
                                              __________________________________
                                              Fax No.___________________________

                                              Social Security Number
                                              __________________________________

ACCEPTANCE
- ----------


The subscriber of ______________________ to purchase ______________________
Shares of Series B Convertible Preferred Stock of BCT INTERNATIONAL, INC., is hereby accepted this _______ day of ____________, 1994.


                                            BCT INTERNATIONAL, INC.

                                            By:___________________________